                             GLOBAL CUSTODY AGREEMENT



   This AGREEMENT is effective January 3, 1994, and is between THE CHASE MANHATTAN BANK, N.A. (the "Bank") and EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO, Individually and Separately (each individually, the "Customer").


1. CUSTOMER ACCOUNTS.

   The Bank agrees to establish and maintain the following accounts
    ("Accounts"):

   (a)
      A custody account in the name of the Customer ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer ("Securities"); and

   (b)
      A deposit account in the name of the Customer ("Deposit Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

   The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in
Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

   Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.


2. MAINTENANCE OF SECURITIES AND CASH AT BANK AND SUBCUSTODIAN LOCATIONS.

   Unless Instructions specifically require another location acceptable to the
Bank:

   (a)
      Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

   (b)
      Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

   Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Customer may direct, if acceptable to the Bank.

   If the Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.


3. SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

   The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

   The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.


4. USE OF SUBCUSTODIAN.

   (a) The Bank will identify such Assets on its books as belonging to the Customer.

   (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

   (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

   (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except for a claim for payment for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration.

      The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.


5. DEPOSIT ACCOUNT TRANSACTIONS.

   (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

   (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

   (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification:
      (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.


6. CUSTODY ACCOUNT TRANSACTIONS.

   (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery.
       Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

   (b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

      (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

      (ii)
         If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.


7. ACTIONS OF THE BANK.

   The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

   (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

   (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

   (c) Exchange interim receipts or temporary Securities for definitive Securities.

   (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

   (e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

   The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement. The Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and all persons having or claiming an interest in the Customer or the Customer's Accounts were parties if: (a) the Customer has failed to provide a written exception or objection to any Bank statement within ninety (90) days of receipt and where the Customer's failure to so provide a written exception or objection within such ninety (90) day period has limited the Bank's (i) access to the records, materials and other information required to investigate the Customer's exception or objection, and (ii) ability to recover from third parties any amounts for which the Bank may become liable in connection with such exception or objection, or (b) where the Customer has otherwise explicitly approved any such statement.

   All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer.
 The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.


8. CORPORATE ACTIONS; PROXIES.

   Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

   When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

   The Bank will deliver proxies to the Customer or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.


9. NOMINEES.

   Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security pro rata or in any other manner that is fair, equitable and practicable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.


10. AUTHORIZED PERSONS.

   As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.


11. INSTRUCTIONS.

   The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify.
 Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

   Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the Customer will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.


12. STANDARD OF CARE; LIABILITIES.

   (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement.
       Notwithstanding anything to the contrary in this Agreement:

      (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to the Customer by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer only to the extent of the Customer's direct damages, and shall in no event be liable for any special or consequential damages.

      (ii)
         The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith or for any loss due to the negligent act of such broker or agent except to the extent that such broker or agent (other than a Subcustodian) performs in a negligent manner which is the cause of the loss to the Customer and the Bank failed to exercise reasonable care in monitoring such broker's or agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility.

      (iii)
         The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

      (iv)The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts, except to the extent that the Bank has failed to exercise reasonable care in performing any obligations which the Bank may have agreed to assume (in addition to those stated in this Agreement) with respect to taxes and such failure by the Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses.

      (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all legal matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided, that the Bank gives (to the extent practicable) prior notice to Customer of Bank's intention to so seek advice of counsel and an opportunity for consultation with Customer on the proposed contact with counsel.

      (vi)
         The Bank represents and warrants that it currently maintain a banker's blanket bond which provides standard fidelity and non-negligent loss coverage with respect to the Securities and Cash which may be held by Subcustodians pursuant to this Agreement. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer.
          The Bank need not maintain any insurance for the benefit of the Customer.

      (vii)
         Without limiting the foregoing, the Bank shall not be liable for any loss which results from: (1) the general risk of investing, or (2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

      (viii)
         Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

   (b) Consistent with and without limiting the first paragraph of this Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

      (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

      (ii)
         supervise or make recommendations with respect to investments or the retention of Securities;

      (iii)
         advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) of this Agreement;

      (iv)
         evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent (other than a Subcustodian) or other party to which Securities are delivered or payments are made pursuant to this Agreement;

      (v) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

   (c) The Customer authorizes the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.


13. FEES AND EXPENSES.

   The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, reasonable legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement upon notice to the Customer.


14. MISCELLANEOUS.

   (a) Foreign Exchange Transactions. Pursuant to Instructions, which may be
       ------------------------------
      standing Instructions, to facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries or Subcustodians. The Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

   (b) Certification of Residency, etc. The Customer certifies that it is a
       --------------------------------
      resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

   (c) Access to Records. The Bank shall allow the Customer's independent public
       ------------------
      accountants, officers and advisers reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer's affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer's books and records.

   (d) Governing Law; Successors and Assigns. This Agreement shall be governed
       --------------------------------------
      by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

   (e) Entire Agreement; Applicable Riders. Customer represents that the Assets
       ------------------------------------
      deposited in the Accounts are (Check one):

        X <F1>  Employee Benefit Plan or other assets subject to the Employee
       -- ----
      Retirement Income Security Act of 1974, as amended ("ERISA");

        X /2/  Mutual Fund assets subject to certain Securities and Exchange
       --
      Commission ("SEC") rules and regulations;

         X /3/  Neither of the above.
        --

      With respect to each Customer, this Agreement consists exclusively of this document together with Schedules A, B, Exhibits I - _______ and the following Rider(s) to the extent indicated on Schedule A hereto opposite the name of the Customer under the column headed "Applicable Riders to Agreement":

        X   ERISA
        - -

        X   MUTUAL FUND
        - -

            SPECIAL TERMS AND CONDITIONS
        ---

   There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

   (f) Severability.  In the event that one or more provisions of this Agreement
       -------------
      are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

   (g) Waiver.  Except as otherwise provided in this Agreement, no failure or
       -------
      delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

   (h) Notices. All notices under this Agreement shall be effective when
       --------
      actually received. Any notices or other


 -------------------------


     With respect to each Customer listed on Schedule A hereto under the heading "ERISA Trusts."

  2.
     With respect to each Customer listed on Schedule A hereto under the heading "Investment Companies/Portfolios Registered Under the Investment Company Act of 1940."

 3.
     With respect to certain of the Customers listed on Schedule A hereto under the heading "Separate Accounts" as indicated on Schedule A.

   (h) Notices. All notices under this Agreement shall be effective when
       --------
      actually received. Any notices or other

                              EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION III OF SCHEDULE A HERETO

                                 By:

                              /s/Alvin M. Younger


                              Alvin M. Younger


                              Treasurer


                                 THE CHASE MANHATTAN BANK, N.A.

                                 By:
                              /s/Alan Naughton


                              Alan Naughton


                              Vice President

                                                                      Schedule A

                                                                     Page 1 of 2


                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1994


                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund

                                                                      Schedule A

                                                                     Page 2 of 2

                                           APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY AGREEMENT
   --------                                ------------------------

   Income Funds
   ------------

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried

      Common Trust Funds
      ------ ----- -----

      T. Rowe Price Trust Company, as Trustee
      for the International Common Trust Fund
      on behalf of the Underlying Trusts:
        Foreign Discovery Trust
        Foreign Discovery Trust-Augment
        Pacific Discovery Trust
        European Discovery Trust
        Japan Discovery Trust
        Latin American Discovery Trust

      New York City International Common Trust Fund

III. OTHER                                  No Riders are applicable
                                            to the Customer listed
     RPFI International Partners, L.P.      under Section III of
                                            this Schedule A.

                    ERISA RIDER TO GLOBAL CUSTODY AGREEMENT
                   BETWEEN THE CHASE MANHATTAN BANK, N.A. AND
                EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO
                           EFFECTIVE  JANUARY 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to ERISA. It is understood that in connection therewith the Bank is a service provider and not a fiduciary of the plan and trust to which the assets are related. The Bank shall not be considered a party to the underlying plan and trust and the Customer hereby assumes all responsibility to assure that Instructions issued under this Agreement are in compliance with such plan and trust and ERISA.

   This Agreement will be interpreted as being in compliance with the Department of Labor Regulations Section 2550.404b-1 concerning the maintenance of indicia of ownership of plan assets outside of the jurisdiction of the district courts of the United States.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.
               ------------------------------------------

   Add the following language to the end of Section 3:

   As used in this Agreement, the term Subcustodian and the term securities depositories include a branch of the Bank, a branch of a qualified U.S. bank, an eligible foreign custodian, or an eligible foreign securities depository, where such terms shall mean:

   (a) "qualified U.S. bank" shall mean a U.S. bank as described in paragraph
      (a)(2)(ii)(A)(1) of the Department of Labor Regulations Section
      2550.404b-1;

   (b) "eligible foreign custodian" shall mean a banking institution incorporated or organized under the laws of a country other than the United States which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over banks; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over such depositories or clearing agencies and which is described in paragraph
      (c)(2) of the Department of Labor Regulations Section 2550.404b-1.

   Section 4.  Use of Subcustodian.
               --------------------

   Subsection (d) of this section is modified by deleting the last sentence.

   Section 5.  Deposit Account Payments.
               -------------------------

   Subsection (b) is amended to read as follows:

   (b) In the event that any payment made under this Section 5 exceeds the funds available in the Deposit Account, such discretionary advance shall be deemed a service provided by the Bank under this Agreement for which it is entitled to recover its costs as may be determined by the Bank in good faith.

   Section 10.  Authorized Persons.
                ------------------

   Add the following paragraph at the end of Section 10:

   Customer represents that: a) Instructions will only be issued by or for a fiduciary pursuant to Department of Labor Regulation Section 404b-1 (a)(2)(i) and b) if Instructions are to be issued by an investment manager, such entity will meet the requirements of Section 3(38) of ERISA and will have been designated by the Customer to manage assets held in the Customer Accounts ("Investment Manager"). An Investment Manager may designate certain of its employees to act as Authorized Persons under this Agreement.

   Section 14(a).  Foreign Exchange Transactions.
                   ------------------------------

   Add the following paragraph at the end of Subsection 14(a):

   Instructions to execute foreign exchange transactions with the Bank, its subsidiaries, affiliates or Subcustodians will include (1) the time period in which the transaction must be completed; (2) the location i.e., Chase New York,
                                                          ----
Chase London, etc. or the Subcustodian with whom the contract is to be executed and (3) such additional information and guidelines as may be deemed necessary; and, if the Instruction is a standing Instruction, a provision allowing such Instruction to be overridden by specific contrary Instructions.

                 MUTUAL FUND RIDER TO GLOBAL CUSTODY AGREEMENT
                   BETWEEN THE CHASE MANHATTAN BANK, N.A. AND
                EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO
                           EFFECTIVE JANUARY 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940 (the Act), as the same may be amended from time to time.

   Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20, 1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.
               ------------------------------------------

   Add the following language to the end of Section 3:

   The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

   (a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

   (b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or (ii) a transnational system for the central handling of securities or equivalent book-entries.

   The Customer represents that its Board of Directors has approved each of the Subcustodians listed in Schedule B to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached
as Exhibits I through     of Schedule B, and further represents that its Board
                      ----
has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule B for approval. As requested by the Bank, the Customer will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

   Section 11.  Instructions.
                -------------

   Add the following language to the end of Section 11:

   Deposit Account Payments and Custody Account Transactions made pursuant to
Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Customer by law or as may be set forth in its prospectus.

   (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

   (b) When Securities are called, redeemed or retired, or otherwise become payable;

   (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

   (d) Upon conversion of Securities pursuant to their terms into other securities;

   (e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

   (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;

   (g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed;

   (h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer;

   (i) For the purpose of redeeming shares of the capital stock of the Customer and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Customer's transfer agent, such shares to be purchased or redeemed;

   (j) For the purpose of redeeming in kind shares of the Customer against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

   (k) For delivery in accordance with the provisions of any agreement among the Customer, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer;

   (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

   (m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

   (n) For other proper purposes as may be specified in Instructions issued by an officer of the Customer which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Customer; and

   o) Upon the termination of this Agreement as set forth in Section 14(i).

   Section 12.  Standard of Care; Liabilities.
                ------------------------------

   Add the following subsection (c) to Section 12:

   (c) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

   Section 14.  Access to Records.
                ------------------

   Add the following language to the end of Section 14(c):

   Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.



                              GLOBAL CUSTODY AGREEMENT



                              WITH
                                   -----------------------------------



                              DATE
                                   -----------------------------------

                       SPECIAL TERMS AND CONDITIONS RIDER
                       ----------------------------------
   January, 1994

B



                           SUB-CUSTODIANS EMPLOYED BY
                           --------------------------
             THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY
             -----------------------------------------------------


COUNTRY      SUB-CUSTODIAN                CORRESPONDENT BANK

ARGENTINA    The Chase Manhattan Bank,    The Chase Manhattan
             N.A., Main Branch            Bank, N.A.
             25 De Mayo 130/140           Buenos Aires
             Buenos Aires
             ARGENTINA

AUSTRALIA    The Chase Manhattan Bank,    The Chase Manhattan Bank
             Australia Limited            Australia Limited Sydney
             36th Floor
             World Trade Centre
             Jamison Street
             Sydney
             New South Wales 2000
             AUSTRALIA


AUSTRIA      Creditanstalt - Bankvereln   Credit Lyonnais Vienna
             Schottengasse 6
             A - 1011, Vienna
             AUSTRIA

BANGLADESH    Standard Chartered Bank     Standard Chartered Bank
             18-20 Motijheel C.A.        Dhaka
             Box 536,
             Dhaka-1000
             BANGLADESH

BELGIUM       Generale Bank               Credit Lyonnais Bank
             3 Montagne Du Parc          Brussels
             1000 Bruxelles
             BELGIUM

BOTSWANA     Standard Chartered Bank      Standard Chartered Bank
             Botswana Ltd.                Botswana Ltd.
             4th Floor Commerce House    Gabarone
             The Mall
             Gaborone
             BOTSWANA

BRAZIL       Banco Chase Manhattan, S.A.  Banco Chase Manhattan
             Chase Manhattan Center       S.A., Sao Paolo
             Rua Verbo Divino, 1400
             Sao Paulo, SP 04719-002
             BRAZIL

CANADA       The Royal Bank of Canada     Toronto Dominion Bank
             Royal Bank Plaza            Toronto
             Toronto
             Ontario  M5J 2J5
             CANADA


             Canada Trust                 Toronto Dominion Bank
             Canada Trust Tower          Toronto
             BCE Place
             161 Bay at Front
             Toronto
             Ontario M5J 2T2
             CANADA

CHILE        The Chase Manhattan Bank,    The Chase Manhattan
             N.A., Agustinas 1235         Bank, N.A., Santiago
             Casilla 9192
             Santiago
             CHILE

COLOMBIA     Cititrust Colombia S.A.      Cititrust Colombia S.A.
              Sociedad Fiduciaria        Sociedad Fiduciaria
             Av. Jimenez No 8-89          Santafe de Bogota
             Santafe de Bogota, DC
             COLOMBIA

CZECH        Ceskoslovenska Obchodni     Ceskoslovenska
REPUBLIC     Banka, A.S.; Na Prikoope 14  Obchodni Banka, A.S.
             115 20 Praha 1              Praha
             CZECH REPUBLIC

DENMARK       Den Danske Bank             Den Danske Bak
             2 Holmens Kanala DK 1091    Copenhagen
             Copenhagen
             DENMARK

EUROBONDS     Cedel S.A.                  A/c No. 17817
             67 Blvd Grande Duchesse      ECU:Lloyds Bank PLC
             Charlotte LUXEMBOURG         International Banking
                                         Dividion
             A/c Chase Manhattan Bank,   London
             N.A. London                  For all other
                                          currencies: see
                                          relevant country

EURO CDS      First Chicago Clearing Centre ECU:Lloyds Bank PLC
             27 Leadenhall Street         Banking Division London
             London EC3A 1AA              For all other
             UK                           currencies: see
                                          relevant country

FINLAND      Kansallis-Osake-Pankki      Kanasallis-Osake-Pankki
             Aleksanterinkatu 42
             00100 Helsinki 10
             FINLAND

FRANCE        Banque Paribas              Societe Generale Paris
             Ref 256
             BP 141
             3, Rue D'Antin
             75078 Paris
             Cedex 02
             FRANCE

GERMANY       Chase Bank A.G.             Chase Bank A.G.
             Alexanderstrasse 59         Frankfurt
             Postfach 90 01 09
             60441 Frankfurt/Main
             GERMANY

GREECE        National Bank of Greece S.A. National Bank of Greece
             38 Stadiou Street            S.A. Athens
             Athens                       A/c Chase Manhattan
             GREECE                       Bank, N.A., London
                                         A/c No. 040/7/921578-68

HONG KONG     The Chase Manhattan Bank,NA The Chase Manhattan
             40/F One Exchange Square     Bank, N.A., Hong Kong
             8, Connaught Place
             Central, Hong Kong
             HONG KONG

HUNGARY       Citibank Budapest Rt.       Citibank Budapest Rt.
             Vaci Utca 19-21             Budapest
             1052 Budapest V
             HUNGARY

INDIA         The Hongkong and Shanghai   The Hongkong and
             Banking Corporation Limited  Shanghai Banking
             52/60 Mahatma Gandhi Road    Corporation Limited,
             Bombay 400 001              Bombay
             INDIA

INDONESIA    The Hongkong and Shanghai    The Chase Manhattan
             Banking Corporation Limited  Bank, N.A., Jakarta
             World Trade Center
             J1. Jend Sudirman Kav. 29-31
             Jakarta 10023
             INDONESIA

IRELAND       Bank of Ireland             Allied Irish Bank Dublin
             International Financial Services Centre
             1 Hargourmaster Place
             Dublin 1
             IRELAND

ISRAEL        Bank Leumi Le-Israel B.M.   Bank Leumi Le-Israel
             19 Herzi Street              B.M., Tel Aviv
             65136 Tel Aviv
             ISRAEL

ITALY         The Chase Manhattan Bank,   The Chase Manhattan
             N.A., Piazza Meda 1          Bank, N.A., Milan
             20121 Milan
             ITALY

JAPAN         The Chase Manhattan Bank,   The Chase Manhattan
             N.A.,1-3 Marunouchi 1-Chome  Bank, N.A., Tokyo
             Chiyoda-Ku
             Tokyo 100
             JAPAN

JORDAN        Arab Bank Limited           Arab Bank Limited
             P.O. Box 950544-5           Amman
             Amman
             Shmeisani
             JORDAN

LUXEMBOURG   Banque Generale du Luxembourg Banque Generale du
             S.A., 27 Avenue Monterey     Luxembourg S.A.
             LUXEMBOURG                  Luxembourg

MALAYSIA      The Chase Manhattan Bank,   The Chase Manhattan
             N.A., Pernas International   Bank, N.A., Kuala Lumpur
             Jalan Sultan Ismail
             50250, Kuala Lumpur
             MALAYSIA

MEXICO       The Chase Manhattan Bank,    No correspondent Bank
             N.A., Hamburgo 213, Piso 7  (Equities)
             06660 Mexico D.F.
             MEXICO

(Government  Banco Nacional de Mexico,    Banque Commerciale du
Bonds)       Avenida Juarez No.           Maroc
             104-11 Piso                 Casablanca
             06040 Mexico D.F.
             MEXICO

NETHERLANDS   ABN AMRO N.V.               Credit Lyonnais
             Securities Centre            Bank Nederland N.V.
             P.O. Box 3200               Rotterdam
             4800 De Breda
             NETHERLANDS

NEW ZEALAND  National Nominees Limited    National Bank of New Zealand
             Level 2 BNZ Tower           Wellington
             125 Queen Street
             Auckland
             NEW ZEALAND

NORWAY        Den Norske Bank             Den Norske Bank
             Kirkegaten 21               Oslo
             Oslo 1
             NORWAY

PAKISTAN      Citibank N.A.               Citibank N.A.
             State Life Building No.1    Karachi
             I.I. Chundrigar Road
             Karachi
             PAKISTAN


PERU         Citibank, N.A.               Citibank N.A. Lima
             Camino Real 457
             CC Torre Real - 5th Floor
             San Isidro, Lima 27
             PERU

PHILIPPINES   The Hongkong and Shanghai   The Hongkong and Shaghai
             Banking Corporation Limited  Banking Corporation
             Hong Kong Bank Centre 3/F    Limited, Manila
             San Miguel Avenue
             Ortigas Commercial Centre
             Pasig Metro Manila
             PHILIPPINES


POLAND        Bank Polska Kasa Opieki     Bank Potska Kasa Opieki
             S.A., 6/12 Nowy Swiat Str    S.A., Warsaw
             00-920 Warsaw
             POLAND

PORTUGAL     Banco Espirito Santo &       Banco Pinto &
             Comercial de Lisboa          Sotto Mayor
             Servico de Gestaode Titulos  Avenida Fontes
             R. Mouzinho da Silvelra,     Pereira de Melo
             36 r/c, 1200 Lisbon          1000 Lisbon
             PORTUGAL


SHANGHAI      The Hongkong and Shanghai   The Chase Manhattan
(CHINA)      Banking Corporation Limited  Bank, N.A.,Hong Kong
             Shanghai Branch
             Corporate Banking Centre
             Unit 504, 5/F Shanghai Centre
             1376 Hanjing Xi Lu
             Shanghai
             THE PEOPLE'S REPUBLIC OF CHINA

SCHENZHEN    The Hongkong and Shanghai    The Chase Manhattan
(CHINA)      Banking Corporation Limited  Bank, N.A., Hong Kong
             1st Floor
             Central Plaza Hotel
             No. 1 Chun Feng Lu
             Shenzhen
             THE PEOPLE'S REPUBLIC OF CHINA

SINGAPORE     The Chase Manhattan Bank,   The Chase Manhattan
             N.A.                         Bank, N.A.
             Shell Tower                 Singapore
             50 Raffles Place
             Singapore 0104
             SINGAPORE

SOUTH KOREA   The Hongkong & Shanghai     The Hongkong & Shanghai
             Banking Corporation Limited  Banking Corporation
             6/F Kyobo Building           Limited, Seoul
             #1 Chongro, 1-ka Chongro-Ku,
             Seoul
             SOUGH KOREA

SPAIN         The Chase Manhattan Bank,   Banco Zaragozano, S.A.
             N.A.,Calle Peonias 2        Madrid
             7th Floor
             La Piovera
             28042 Madrid
             SPAIN

URUGUAY      The First National Bank      The First National Bank
             of Boston                    of Boston
             Zabala 1463                 Montevideo
             Montevideo
             URUGUAY


U.S.A        The Chase Manhattan Bank,    The Chase Manhattan
             N.A.                         Bank, N.A.
             1 Chase Manhattan Plaza      New York
             New York
             NY 10081
             U.S.A.

VENEZUELA     Citibank N.A.               Citibank N.A.
             Carmelitas a Altagracia     Caracas
             Edificio Citibank
             Caracas 1010
             VENEZUELA

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of April 18, 1994 (the "AMENDMENT AGREEMENT") to the Global Custody Agreement, effective January 3, 1994 (the "CUSTODY AGREEMENT") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "CUSTOMER") and THE CHASE MANHATTAN BANK, N.A. (the "BANK"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment.  Section I of Schedule A of the Custody Agreement ("SCHEDULE
        ---------
A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement.  The Customer agrees to be bound in all respects by all the
        ---------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement.  Except as amended hereby, the Custody
        -------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law.  This Amendment Agreement shall be construed in
        -------------
accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.


                           THE CHASE MANHATTAN BANK, N.A.


                           By:   /s/Alan P. Naughton
                                 Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY


                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS

T. Rowe Price International Series, Inc. on behalf of the
     T. Rowe Price International Stock Portfolio

T. Rowe Price Equity Series, Inc. on behalf of the
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price Income Series, Inc. on behalf of
     T. Rowe Price Limited-Term Bond Portfolio

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.
   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price New America Growth Portfolio
   T. Rowe Price New America Growth Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 2 of 2

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY
   --------                                --------------
                                             AGREEMENT
                                            ----------

   Income Funds
   ------------
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust
   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT




     AMENDMENT AGREEMENT, dated as of August 15, 1994 (the "AMENDMENT AGREEMENT") to the Global Custody Agreement, effective January 3, 1994, as amended (the "CUSTODY AGREEMENT") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "CUSTOMER") and THE CHASE MANHATTAN BANK, N.A. (the "BANK").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment.  Section I of Schedule A of the Custody Agreement ("SCHEDULE
        ---------
A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement.  The Customer agrees to be bound in all respects by all the
        ---------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement.  Except as amended hereby, the Custody
        -------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law.  This Amendment Agreement shall be construed in
        -------------
accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.


                           By:   /s/Alan P. Naughton
                                 Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY


                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A






                               LIST OF CUSTOMERS




T. Rowe Price Equity Series, Inc. on behalf of the
     T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Personal Strategy Funds, Inc. on behalf of
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2


                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY
   --------                                --------------
                                             AGREEMENT
                                            ----------

   Income Funds
   ------------

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:

      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust

      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                         Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of November 28, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.
                           THE CHASE MANHATTAN BANK, N.A.
                                /s/Alan P. Naughton
                           By   :_________________________________
                                       Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY
                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS

T. Rowe Price Value Fund, Inc.
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 2 of 2

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

Income Funds
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                           the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of May 31, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.

                                /s/Alan P. Naughton
                           By:  _________________________________
                                       Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS
Add the following Fund:
T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund
Delete the following Fund:
CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
      T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price New America Growth Portfolio

      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 2 of 2
Income Funds
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under

   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of November 1, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.

                                /s/Alan R. Naughton
                           By:  _________________________________
                                       Alan R. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
     LIST OF CUSTOMERS
Add the following Funds:
T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Stock Fund
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Health & Life Sciences Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price Global Stock Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.
   T. Rowe Price Health & Life Sciences Fund, Inc.
                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2

   Income Funds

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Corporate Income Fund, Inc.

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust

      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust
   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, and November 1, 1995 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 31, 1996 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                               THE CHASE MANHATTAN BANK
                              /s/Caroline Willson
                              By:_________________________________
                               Caroline Willson Vice President

                              EACH OF THE CUSTOMERS LISTED IN
                               ATTACHMENT A HERETO, SEPARATELY AND
                                INDIVIDUALLY
                               /s/Carmen F. Deyesu
                              By:________________________________
                               Carmen F. Deyesu
                              Treasurer

                                                                    Attachment A

                               LIST OF CUSTOMERS

Add the following Funds:
T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Financial Services Fund, Inc.
Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Trust Company, as Trustee for the
     International Common Trust Fund on behalf of:
     Emerging Markets Equity Trust

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio

   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust

      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust
      New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to the
Customer
                                            listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

     AMENDMENT, dated July 17, 1997 to the January 3, 1994 Custody Agreement ("Agreement"), as amended July 31, 1996 ("Amendment Agreement"), by and between each of the Entities listed in Attachment B of the Amendment Agreement, separately and individually (each such entity hereinafter referred to as the "Customer"), and The Chase Manhattan Bank, N.A. whose obligations have since been adopted by The Chase Manhattan Bank ("Bank"), having a place of business at One Chase Manhattan Plaza, New York, N.Y. 10081

     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended as follows by adding the following as new ' 15:

     (a) "CMBI" shall mean Chase Manhattan Bank International, an indirect wholly-owned subsidiary of Bank, located in Moscow, Russia, and any nominee companies appointed by it.

     (b) "International Financial Institution" shall mean any bank in the top 1,000 (together with their affiliated companies) as measured by "Tier 1" capital or any broker/dealer in the top 100 as measured by capital.

     (c)  "Negligence" shall mean the failure to exercise "Reasonable Care".

     (d) "No-Action Letter" shall mean the response of the Securities and Exchange Commission's Office of Chief Counsel of Investment Management, dated April 18, 1995, in respect of the Templeton Russia Fund, Inc. (SEC Ref. No. 95-151-CC, File No. 811-8788) providing "no-action" relief under '17(f) of the Investment Company Act of 1940, as amended, and SEC Rule 17-f5 thereunder, in connection with custody of such Templeton Russia Fund, Inc.'s investments in Russian Securities.

     (e) "Reasonable Care" shall mean the use of reasonable custodial practices under the applicable circumstances as measured by the custodial practices then prevailing in Russia of

International Financial Institutions acting as custodians for their institutional investor clients in Russia.

     (f) "Registrar Company" shall mean any entity providing share registration services to an issuer of Russian Securities.

     (g) "Registrar Contact" shall mean a contract between CMBI and a Registrar Company (and as the same may be amended from time to time) containing, inter alia, the contractual provisions described at paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter.

     (h)  "Russian Security" shall mean a Security issued by a Russian issuer.

     (i) "Share Extract" shall mean: (i) an extract of its share registration books issued by a Registrar Company indicating an investor's ownership of a security; and (ii) a form prepared by CMBI or its agent in those cases where a Registrar Company in unwilling to issue a Share Extract.

     Section 3. Section 6(a) of the Agreement is amended by adding the following at the end thereof: "With respect to Russia, payment for Russian Securities shall not be made prior to the issuance of the Share Extract relating to such Russian Security. Delivery of Russian Securities may be made in accordance with the customary or established securities trading or securities processing practices and procedures in Russia. Delivery of Russian Securities may also be made in any manner specifically required by Instructions acceptable to the Bank. Customer shall promptly supply such transaction and settlement information as may be requested by Bank or CMBI in connection with particular transactions."

     Section 4. Section 8 of the Agreement is amended by adding a new paragraph to the end thereof as follows: "It is understood and agreed that Bank need only use its reasonable efforts with respect to performing the functions described in this '8 with respect to Russian Securities."
     Section 5. Section 12(a)(i) of the Agreement is amended with respect to Russian custody by deleting the phrase "reasonable care" wherever it appears and substituting, in lieu thereof, the phrase "Reasonable Care."

     Section 6. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following at the end of the first sentence thereof:
"provided that, with respect to Russian Securities, Bank's responsibilities shall be limited to safekeeping of relevant Share Extracts."

     Section 7. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following after the second sentence thereof: "In connection with the foregoing, neither Bank nor CMBI shall assume responsibility for, and neither shall be liable for, any action or inaction of any Registrar Company and no Registrar Company shall be, or shall be deemed to be, Bank, CMBI, a Subcustodian, a securities depository or the employee, agent or personnel of any of the foregoing. To the extent that CMBI employs agents to perform any of the functions to be performed by Bank or CMBI with respect to Russian Securities, neither Bank nor CMBI shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Negligence or in bad faith, or for any loss due to the negligent act of such agent except to the extent that such agent performs in a negligent manner which is the cause of the loss to the Customer and the Bank or CMBI failed to exercise reasonable care in monitoring such agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility and except that where Bank or CMBI uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described in paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter, and, to the extent applicable to CMBI, the share registration functions described on pps. 2-3 of the No-Action Letter, Bank and CMBI shall be liable to Customer as if CMBI were responsible for performing such services itself."

     Section 8. Section 12(a)(ii) is amended with respect to Russian custody by deleting the word "negligently" and substituting, in lieu thereof, the word "Negligently."

     Section 9. Section 12(a)(iii) is amended with respect to Russian custody by deleting the word "negligence" and substituting, in lieu thereof, the word "Negligence."

     Section 10. Add a new Section 16 to the Agreement as follows:

     (a) Bank will advise Customer (and will update such advice from time to time as changes occur) of those Registrar Companies with which CMBI has entered into a Registrar Contract. Bank shall cause CMBI both to monitor each Registrar Company and to promptly advise Customer when

CMBI has actual knowledge of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter with respect to a Registrar Company that serves in that capacity for any issuer the shares of which are held by Customer.

     (b) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI does not have a Registrar Company, Customer may request that Bank ask that CMBI both consider whether it would be willing to attempt to enter into such a Registrar Contract and to advise Customer of its willingness to do so. Where CMBI has agreed to make such an attempt, Bank will advise Customer of the occurrence of any one or more or the events described in paragraphs (i)-(iv) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

     (c) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI has a Registrar Contract with the issuer's Registrar Company, Customer may advise Bank of its interest in investing in such issuer and, in such event, Bank will advise Customer of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

     Section 11. Add a new Section 17 to the Agreement as follows: "Customer shall pay for and hold Bank and CMBI harmless from any liability or loss resulting from the imposition or assessment of any taxes (including, but not limited to, state, stamp and other duties) or other governmental charges, and any related expenses with respect to income on Russian Securities."

     Section 12. Add a new Section 18 to the Agreement as follows: "Customer acknowledges and agrees that CMBI may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Registrar Company and CMBI shall not be liable in any such even including with respect to any losses resulting from such failure."

     Section 13. Add a new Section 19 to the Agreement as follows: "Customer acknowledges that it has received, reviewed and understands that Chase market report for Russia, including, but not limited to, the risks described therein."

     Section 14. Add a new Section 20 to the Agreement as follows: "Subject to the cooperation of a Registrar Company, for at least the first two years following CMBI's first use of a Registrar

Company, Bank shall cause CMBI to conduct share confirmations on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if Customer's Board of Directors, in consultation with CMBI, determines it to be appropriate."

     Section 15. Add a new Section 21 to the Agreement as follows: "Bank shall cause CMBI to prepare for distribution to Customer's Board of Directors a quarterly report identifying: (i) any concerns it has regarding the Russian share registration system that should be brought to the attention of the Board of Directors; and (ii) the steps CMBI has taken during the reporting period to ensure that Customer's interests continue to be appropriately recorded."

     Section 16. Add a new Section 22 to the Agreement as follows: "Except as provided in new '16(b), the services to be provided by Bank hereunder will be provided only in relation to Russian Securities for which CMBI has entered into a Registrar Contract with the relevant Registrar Company."
                              *********************
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

for EACH CUSTOMER                           THE CHASE MANHATTAN
                                           BANK
separately and individually

/s/Henry H. Hopkins                         /s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                              Vice President

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, and July 31,
1996 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 23, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK

                           By:   /S/Caroline Willson
                                 Caroline Willson
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
     LIST OF CUSTOMERS
Add the following Funds:
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
Change the name of the following Fund:
T. Rowe Price OTC Fund, Inc., on behalf of:
     T. Rowe Price OTC Fund
Effective May 1, 1997, the fund name changed to:
     T. Rowe Price Small-Cap Stock Fund, Inc.
Delete the following Fund:
T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Short-Term Global Income Fund

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 1 of 3
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
 PAGE 69

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY AGREEMENT
   T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Media & Telecommunications Fund, Inc.
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Stock Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Tax-Efficient Balanced Fund, Inc.

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 3 of 3

                                            APPLICABLE RIDERS TO
                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   T. Rowe Price Trust Company, as Trustee for the
   International Common Trust Fund on behalf of the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust
      Foreign Discovery Trust
      Foreign Discovery Trust - Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust
      New York City International Common Trust Fund

III. OTHER
     RPFI International Partners, L.P.     No Riders are applicable to the
Customer listed under                       Section III of this Schedule A.

      AMENDMENT, dated July 23, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

     It is agreed as follows:

     1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

            Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

     2. Except as modified hereby, the Agreement is confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
EACH OF THE CUSTOMERS, INDIVIDUALLY         THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF      BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                     By:/s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                             Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

                                                                       Exhibit 1
                           GLOBAL PROXY SERVICE RIDER
                          TO GLOBAL CUSTODY AGREEMENT
                                    BETWEEN
                            THE CHASE MANHATTAN BANK
                                      AND
                          CERTAIN T. ROWE PRICE FUNDS
                            DATED 3RD JANUARY, 1994

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank=s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan;
(ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with '10 of the Agreement. Proxy Services fees shall be as separately agreed.

                                   SCHEDULE A
SECTION 1
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.

SECTION 2
NYC International Common Trust Fund

     AMENDMENT, dated October 29, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

     It is agreed as follows:

     1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

            Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

     2. Except as modified hereby, the Agreement is confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EACH OF THE CUSTOMERS, INDIVIDUALLY         THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF      BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                     By:/s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                             Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President
                           GLOBAL PROXY SERVICE RIDER
                          TO GLOBAL CUSTODY AGREEMENT
                                    BETWEEN
                            THE CHASE MANHATTAN BANK
                                      AND
                          CERTAIN T. ROWE PRICE FUNDS
                            DATED 3RD JANUARY, 1994

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank=s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan;
(ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with '10 of the Agreement. Proxy Services fees shall be as separately agreed.

                                   SCHEDULE A
SECTION 1
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.

SECTION 2
NYC International Common Trust Fund

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, and July 23, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 29, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK

                           By:   /s/Helen C. Bairsto
                                 Helen C. Bairsto
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS
Add the following Fund:
T. Rowe Price Real Estate Fund, Inc.

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 1 of 3
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                   GLOBAL CUSTODY
                                           AGREEMENT

   T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Media & Telecommunications Fund, Inc.
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price Real Estate Fund, Inc.
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Stock Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Tax-Efficient Balanced Fund, Inc.

                                                                    Attachment B

                                                                      Schedule A

                                                                     Page 3 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Employee Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company, as Trustee for the
      International Common Trust Fund on behalf of the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust
      Foreign Discovery Trust
      Foreign Discovery Trust - Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust

      New York City International Common Trust Fund

III. OTHER
     RPFI International Partners, L.P.      No Riders are
                                            applicable to the
                                            Customer listed under
                                            Section III of this
                                            Schedule A.

                             AMENDMENT AGREEMENT TO
                          RUSSIAN RIDER TO THE GLOBAL
                               CUSTODY AGREEMENT
     AMENDMENT to Attachment B of Global Custody Agreement dated January 3, 1994, as amended July 23, 1997, is hereby further amended as of September 3, 1997.
     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Amend Attachment B to consist of the following funds when pertaining to the Russian Rider dated July 17, 1997:

    Institutional International Funds, Inc., on behalf of:
      Foreign Equity Fund
    T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund

    T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK      EACH OF THE PARTIES LISTED ABOVE

By: /s/Helen C. Bairsto       By:/s/Henry H. Hopkins
  Helen C. Bairsto             Henry H. Hopkins
  Vice President               Vice President

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, and October 29, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of December 15, 1998 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Sections 1 and 3 of Schedule A of the Custody Agreement
        ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the
        ----------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody
        --------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance
        --------------
with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.
                           THE CHASE MANHATTAN BANK


                                 /s/Joseph M. Rondinelli
                           By:  _____________________________________
                                 Joseph M. Rondinelli
                                 Vice President



                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEVERALLY
                           AND NOT JOINTLY


                                 /s/Henry H. Hopkins
                           By:  _____________________________________
                                 Henry H. Hopkins
                                 Vice President

                                                                    Attachment A



                               LIST OF CUSTOMERS

Change the name of the following Fund:
--------------------------------------
     T. Rowe Price Global Government Bond Fund
Effective May 1, 1998, the fund name changed to:
     T. Rowe Price Global Bond Fund

Add the following Fund:
-----------------------
T. Rowe Price International Funds, Inc. on behalf of:
     T.  Rowe Price International Growth & Income Fund

Add the following Funds to the Russian Rider:
---------------------------------------------
T. Rowe Price International Funds, Inc. on behalf of:
     T.  Rowe Price International Growth & Income Fund

RPFI International Partners, L.P.

                                                                      Schedule A
                                                                     Page 1 of 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.       Global Proxy Service Rider
   T. Rowe Price Blue Chip Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Capital Appreciation Fund Global Proxy Service Rider
   T. Rowe Price Capital Opportunity Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Dividend Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Equity Income Fund        Global Proxy Service Rider
   T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio Global Proxy Service Rider
     T. Rowe Price New America Growth Portfolio Global Proxy Service Rider
     T. Rowe Price Personal Strategy Balanced Portfolio Global Proxy Service
Rider
   T. Rowe Price Financial Services Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Growth & Income Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Growth Stock Fund, Inc.   Global Proxy Service Rider
   T. Rowe Price Health Sciences Fund, Inc. Global Proxy Service Rider Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund             Global Proxy Service Rider
   Institutional International Funds, Inc. on behalf of:
     Foreign Equity Fund                    Russian Rider
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund Russian Rider
     T. Rowe Price European Stock Fund      Russian Rider
     T. Rowe Price Global Stock Fund        Russian Rider
     T. Rowe Price International Discovery Fund Russian Rider
     T. Rowe Price International Growth & Income Fund Russian Rider
     T. Rowe Price International Stock Fund Russian Rider
     T. Rowe Price Japan Fund              Russian Rider
     T. Rowe Price Latin America Fund       Russian Rider
     T.  Rowe Price New Asia Fund          Russian Rider

                                                                      Schedule A
                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

   T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio Russian Rider
   T. Rowe Price Media & Telecommunications Fund, Inc. Global Proxy Service
Rider
   T. Rowe Price Mid-Cap Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Mid-Cap Value Fund, Inc.  Global Proxy Service Rider
   T. Rowe Price New America Growth Fund   Global Proxy Service Rider
   T. Rowe Price New Era Fund, Inc.        Global Proxy Service Rider
   T. Rowe Price New Horizons Fund, Inc.   Global Proxy Service Rider
   T. Rowe Price Real Estate Fund, Inc.    Global Proxy Service Rider
   T. Rowe Price Science & Technology Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Small-Cap Stock Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Small-Cap Value Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Value Fund, Inc.          Global Proxy Service Rider

   Income Funds
   ------------

   T. Rowe Price Corporate Income Fund, Inc. Global Proxy Service Rider
   T. Rowe Price High Yield Fund, Inc.     Global Proxy Service Rider
   T. Rowe Price Income Series, Inc. on behalf of:
     T. Rowe Price Limited-Term Bond Portfolio Global Proxy Service Rider
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund Russian Rider
     T. Rowe Price Global Bond Fund        Russian Rider
     T. Rowe Price International Bond Fund  Russian Rider
   T. Rowe Price New Income Fund, Inc.     Global Proxy Service Rider
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
     T. Rowe Price Personal Strategy Balanced Fund Global Proxy Service Rider
     T. Rowe Price Personal Strategy Growth Fund Global Proxy Service Rider
     T. Rowe Price Personal Strategy Income Fund Global Proxy Service Rider
   T. Rowe Price Short-Term Bond Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Short-Term U.S. Government Fund, Inc. Global Proxy Service
Rider
   T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund Global Proxy Service Rider
   T. Rowe Price Tax-Efficient Balanced Fund, Inc. Global Proxy Service Rider

                                                                      Schedule A
                                                                     Page 3 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.

   T. Rowe Price Trust  Company, as Trustee for the
   Johnson Matthey Salaried Employee Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust Company, as Trustee for the International
   Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

   New York City International Common Trust Fund Global Proxy Service Rider

III. OTHER

   RPFI International Partners, L.P.        Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997 and December 15, 1998
(the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 6, 1999 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK
                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY

                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 2


                               LIST OF CUSTOMERS


Change the name of the following Fund:
-------------------------------------

     T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Effective May 27, 1999, the fund name changed to:

     T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
        T. Rowe Price Tax-Efficient Balanced Fund

Add the following Fund:
-----------------------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Growth Fund

Add the following Trusts:
------------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund, on behalf of the Underlying Trusts:
     Foreign Discovery Trust - B
     International Small-Cap Trust

Delete the following Trust:
--------------------------

New York City International Common Trust Fund

Add the following Funds/Trusts/Limited Partnerships to the Global Proxy Service
-------------------------------------------------------------------------------
Rider:
-----

T. Rowe Price Equity Series, Inc.
     T. Rowe Price Equity Income Portfolio

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
     T. Rowe Price Tax-Efficient Growth Fund

Institutional International Funds, Inc., on behalf of
     Foreign Equity Fund

                                                      ATTACHMENT A
                                                       PAGE 2 OF 2

T. Rowe Price International Funds, Inc., on behalf of
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price New Asia Fund

T. Rowe Price International Series, Inc., on behalf of
     T. Rowe Price International Stock Portfolio

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Foreign Discovery Trust - B
     International Small-Cap Trust
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

RPFI International Partners, L.P.

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3


            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994


                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider

     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998 and
October 6, 1999 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of February 9, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY

                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS


Add the following Funds:
------------------------

Institutional Equity Funds, Inc., on behalf of:
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Institutional Equity Funds, Inc., on behalf of
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider

     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999 and February 9, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of April 19, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS


Add the following Fund:
-----------------------

T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Emerging Europe & Mediterranean Fund

Add the following Fund to the Global Proxy Service and Russian Rider:
--------------------------------------------------------------------

T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Emerging Europe & Mediterranean Fund

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3
            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994
                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------
  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999, February 9, 2000 and April 19, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 18, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS

Add the following Funds:
------------------------

Equity Funds
------------

T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.

Income Fund
-----------

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
  Common Trust Fund on behalf of the Underlying Trusts:
      India Trust
      Taiwan Trust

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Equity Funds
------------

T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.

Income Fund
-----------

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
  Common Trust Fund on behalf of the Underlying Trusts:
      India Trust
      Taiwan Trust

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Developing Technologies Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Global Technology Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Funds, Inc. on behalf of (continued):
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.         Global Proxy Service Rider


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     India Trust                       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider
     Taiwan Trust                      Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999, February 9, 2000, April 19, 2000 and July 18, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 25, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS

Add the following Funds:
------------------------

Equity Funds
------------

T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Health Sciences Portfolio

T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Income Fund
-----------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts:
---------------------------------

Income Funds:
-------------

T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Global Bond Fund
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Summit Funds, Inc., on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:
------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

     European Discovery Trust
     Foreign Discovery Trust-Augment
     Latin America Discovery Trust
     Pacific Discovery Trust

Other:
-----

RPFI International Partners, L.P.

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Equity Funds
------------

T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Health Sciences Portfolio

Income Fund
-----------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts from the Global Proxy Service Rider:
---------------------------------------------------------------------

Income Funds:
-------------

T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Summit Funds, Inc., on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:
------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

     European Discovery Trust
     Foreign Discovery Trust-Augment
     Latin America Discovery Trust
     Pacific Discovery Trust

Add the following Fund to the Global Proxy Service and Russian Rider
--------------------------------------------------------------------

Equity Fund
-----------

T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Delete the following Fund/Other from the Global Proxy Service and Russian Rider:
--------------------------------------------------------------------------------
Income Funds:
------------
T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Global Bond Fund

Other:
-----
RPFI International Partners, L.P.

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Developing Technologies Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio Global Proxy Service Rider
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
     T. Rowe Price Health Sciences Portfolio  Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Global Technology Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Funds, Inc. on behalf of (continued):
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
  T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider

  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
Global Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.         Global Proxy Service Rider

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     India Trust                       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Taiwan Trust                      Global Proxy Service Rider

     AMENDMENT, dated April 25, 2001 to the January 3, 1994 custody agreement ("Agreement"), between each of the T. Rowe Price Funds, severally and not jointly, set forth on Appendix 2 ("Customer"), having a place of business at 100 East Pratt Street, Baltimore, Maryland 21202, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended by deleting the investment company rider thereto and inserting, in lieu thereof, the following investment company rider:

     1.  "Add new Section 15 to the Agreement as follows:

     15. Compliance with Securities and Exchange Commission rule 17f-5 ("rule 17f-5").

     (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligations set forth in rule SEC rule 17f-5(c)(1)-(3) to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or are otherwise deemed an Eligible Foreign Custodian pursuant to an SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)); and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b) In connection with the foregoing, Bank shall:

(i) provide written reports notifying Customer's Board of the placement and withdrawal of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

(ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

(iii) in selecting each Eligible Foreign Custodian, determine that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv) determine that the written contract with the Eligible Foreign Custodian will (a) satisfy the requirements of rule 17f-5(c)(2), and (b) provide reasonable care for Foreign Assets based on the standards specified in 17-5(c)(1); and

(v) establish a system to monitor (i) the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and (ii) the performance of the contract governing the custody arrangements; it being understood, however, that in the event that Bank shall have determined that an existing Eligible Foreign Custodian in a given country would no longer meet the requirements of rule 17f-5(c), Bank shall determine whether any other Eligible Foreign Custodian in that country would meet such requirements. In the event that another Eligible Foreign Custodian does so meet the requirements, Bank shall withdraw the Foreign Assets from the custody of the incumbent Eligible Foreign Custodian and deposit them with the other Eligible Foreign Custodian as soon as reasonably practicable, and promptly advise Customer of such withdrawal and deposit. If Bank shall determine that no other Eligible Foreign Custodian in that country would meet the requirements of rule 17f-5(c), Bank shall so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

     (c) Except as expressly provided herein and in Section 16 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

     (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     2.  Add the following after the first sentence of Section 3 of the
Agreement:

At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

     3.  Add the following language to the end of Section 3 of the Agreement:

     The term Subcustodian as used herein shall mean the following:

     (a) a U.S. bank as defined in rule 17f-5(a)(7); and

     (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     (c) For purposes of provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager or, for purposes of clarity, any securities depository."

     4. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

     5.  Add a new Section 16 to the Agreement as follows:

     16. Compliance with Securities and Exchange Commission rule 17f-7 ("rule 17f-7").

     (a) Bank shall, for consideration by Customer or Customer's investment adviser, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify (which may be electronic) Customer or its adviser of any material changes in such risks in accordance with rule 17f-7(a)(1)(i)(B).

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 16(a) above. The risk analysis of an Eligible Securities Depository provided under paragraph 16(a) shall take account of the specific rules of a given depository and shall, to the extent reasonably practicable, generally consider: (1) the Depository's expertise and market reputation; (2) the quality of the Depository's services; (3) the Depository's financial strength; (4) any insurance or indemnification arrangements; (5) the extent and quality of regulation and independent examination of the Depository; (6) the Depository's standing in published ratings; (7) the Depository's internal controls and other procedures for safeguarding assets; and (8) any related legal protections.

     (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

     (d) Bank need not commence performing any of the duties set forth in this
Section 16 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

     7.  Add the following language to the end of Section 3 of the Agreement:

     The term "securities depository" as used herein when referring to a securities depository located outside the U.S. shall mean an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule or other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depositories" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5. The term "securities depository" as used herein when referring to a securities depository located in the U.S. shall mean a "securities depository" as defined in SEC rule 17f-4(a).

                             *********************

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[Each of the                            THE CHASE MANHATTAN BANK
T. Rowe Price Funds,
severally and not jointly,
set forth on Appendix 2 [Customer]

     /s/Henry H. Hopkins           /s/Paul D. Hopkins
By:________________________                        By:_____________________
Name: Henry H. Hopkins                                  Name: Paul D. Hopkins
Title:Vice President                                    Title: Vice President
Date: 4/26/01                                           Date:  5/15/01

                                  Appendix 1-A

                       Information Regarding Country Risk


     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A    Opinions of local counsel concerning:

___  i.
Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___  ii.
Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___  iii.
Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.   Written information concerning:

___  i.
The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

___  ii.
Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.   A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2. Bank shall furnish the following additional information:

     Market flashes, including with respect to changes in the information in market reports.

                                  Appendix 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

                                   APPENDIX 2



T. ROWE PRICE INVESTMENT COMPANIES

T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Health Sciences Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
Institutional International Funds, Inc.
     Foreign Equity Fund
T. Rowe Price International Funds, Inc.
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price Emerging Europe & Mediterranean Fund
     T. Rowe Price International Bond Fund
     T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price International Index Fund, Inc.
     T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Value Fund, Inc.
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
     T. Rowe Price Tax-Efficient Balanced Fund
     T. Rowe Price Tax-Efficient Growth Fund
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
T. Rowe Price U.S. Bond Index Fund, Inc.
Institutional Equity Funds, Inc. on behalf of:
     Institutional Mid-Cap Equity Growth Fund
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25,
2000, and April 25, 2001 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 24, 2001 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Paul D. Hopkins
                              By: ____________________________________
                                   Paul D. Hopkins
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS

Add the following Funds:
------------------------

Equity Funds
------------

Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Growth Fund

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Equity Funds
------------

Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Growth Fund

Add the following Fund to the Global Proxy Service and Russian Rider
--------------------------------------------------------------------

Equity Fund
-----------

Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Growth Fund

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                       DATED JANUARY 3, 1994, AS AMENDED

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Developing Technologies Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio Global Proxy Service Rider
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
     T. Rowe Price Health Sciences Portfolio  Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Global Technology Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Growth Fund Global Proxy Service Rider Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Institutional Mid-Cap Equity Growth Fund Global Proxy Service Rider Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Funds, Inc. on behalf of (continued):
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
  T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider

  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
Global Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.         Global Proxy Service Rider

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     India Trust                       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Taiwan Trust                      Global Proxy Service Rider

                        AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995,
November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999,
February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000
and July 24, 2001 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the "Bank") is hereby further amended, as of April 24, 2002 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                           WITNESSETH:

      WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

      1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

      2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.
      4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

                              JPMORGAN CHASE BANK

                              By:
____________________________________
                                  Helen Bairsto
                                  Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                              By:
____________________________________
                                  Henry H. Hopkins
                                  Vice President
                                                     Attachment A
                                                      Page 1 of 1


                        LIST OF CUSTOMERS

Add the following Fund:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:
     T. Rowe Price Institutional High Yield Fund

Add the following Fund to the Global Proxy Service Rider:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:
     T. Rowe Price Institutional High Yield Fund
                                                       Schedule A
                                                      Page 1 of 3

     LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                  GLOBAL CUSTODY AGREEMENT WITH
                    THE CHASE MANHATTAN BANK
                      DATED JANUARY 3, 1994

                                      APPLICABLE RIDERS TO
CUSTOMER                              GLOBAL CUSTODY AGREEMENT

I.    INVESTMENT COMPANIES/PORTFOLIOS  The Mutual Fund  Rider  is
applicable to
   REGISTERED UNDER THE INVESTMENT     all Customers listed under
Section I of
  COMPANY ACT OF 1940                 this Schedule A.

  Equity Funds

  T. Rowe Price Balanced Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.  Global Proxy Service
Rider
  T. Rowe Price Capital Appreciation Fund    Global Proxy Service
Rider
   T.  Rowe Price Capital Opportunity Fund, Inc.    Global  Proxy
Service Rider
   T.  Rowe  Price Developing Technologies Fund, Inc.      Global
Proxy Service Rider
    T. Rowe Price Diversified Small-Cap Growth Fund, Inc. Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.   Global Proxy Service
Rider
  T. Rowe Price Equity Income Fund    Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T.  Rowe Price Blue Chip Growth Portfolio     Global  Proxy
Service Rider
     T. Rowe Price Equity Income Portfolio   Global Proxy Service
Rider
     T. Rowe Price Health Sciences Portfolio Global Proxy Service
Rider
     T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service
Rider
      T.  Rowe Price New America Growth Portfolio   Global  Proxy
Service Rider
       T. Rowe Price Personal Strategy Balanced Portfolio Global Proxy Service Rider
   T.  Rowe Price Financial Services Fund, Inc.     Global  Proxy
Service Rider
  T. Rowe Price Global Technology Fund, Inc. Global Proxy Service
Rider
  T. Rowe Price Growth & Income Fund, Inc.   Global Proxy Service
Rider
  T. Rowe Price Growth Stock Fund, Inc.      Global Proxy Service
Rider
  T. Rowe Price Health Sciences Fund, Inc.   Global Proxy Service
Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Growth Fund     Global Proxy Service
Rider
      Institutional  Large-Cap Value Fund  Global  Proxy  Service
Rider
      Institutional  Small-Cap Stock Fund  Global  Proxy  Service
Rider
     Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign  Equity Fund              Global Proxy Service  and
Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Europe &
         Mediterranean Fund            Global Proxy  Service  and
Russian Rider
      T. Rowe Price Emerging Markets Stock Fund Global Proxy Service and Russian Rider
      T. Rowe Price European Stock Fund  Global Proxy Service and
Russian Rider
      T.  Rowe Price Global Stock Fund  Global Proxy Service  and
Russian Rider
      T. Rowe Price International Discovery Fund Global Proxy Service and Russian Rider
      T. Rowe Price International Growth & Income Fund Global Proxy Service and Russian Rider
                                                       Schedule A
                                                      Page 2 of 3

                                      APPLICABLE RIDERS TO
CUSTOMER                              GLOBAL CUSTODY AGREEMENT

    T.  Rowe  Price  International  Funds,  Inc.  on  behalf   of
(continued):
     T. Rowe Price International Stock Fund  Global Proxy Service
and Russian Rider
      T.  Rowe Price Japan Fund         Global Proxy Service  and
Russian Rider
      T.  Rowe Price Latin America Fund Global Proxy Service  and
Russian Rider
      T.  Rowe Price New Asia Fund      Global Proxy Service  and
Russian Rider
  T. Rowe Price International Index Fund, Inc. on behalf of:
      T. Rowe Price International Equity Index Fund Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio Global Proxy Service and Russian Rider
   T.  Rowe  Price Media & Telecommunications Fund, Inc.   Global
Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.    Global Proxy Service
Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.     Global Proxy Service
Rider
   T.  Rowe  Price New America Growth Fund Global  Proxy  Service
Rider
  T. Rowe Price New Era Fund, Inc.    Global Proxy Service Rider
   T.  Rowe  Price New Horizons Fund, Inc. Global  Proxy  Service
Rider
   T.  Rowe  Price Real Estate Fund, Inc.  Global  Proxy  Service
Rider
   T.  Rowe Price Science & Technology Fund, Inc.   Global  Proxy
Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.   Global Proxy Service
Rider
  T. Rowe Price Small-Cap Value Fund, Inc.   Global Proxy Service
Rider
  T. Rowe Price Value Fund, Inc.      Global Proxy Service Rider

  Income Funds

  T. Rowe Price Corporate Income Fund, Inc.  Global Proxy Service
Rider
   T.  Rowe  Price High Yield Fund, Inc.   Global  Proxy  Service
Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T.  Rowe Price Limited-Term Bond Portfolio    Global  Proxy
Service Rider
  T. Rowe Price Institutional Income Funds, Inc., on behalf of:
      T.  Rowe Price Institutional High Yield Fund  Global  Proxy
Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund   Global Proxy Service
and Russian Rider
   T.  Rowe  Price New Income Fund, Inc.   Global  Proxy  Service
Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T.  Rowe  Price Personal Strategy Balanced Fund      Global
Proxy Service Rider
      T.  Rowe Price Personal Strategy Growth Fund  Global  Proxy
Service Rider
      T.  Rowe Price Personal Strategy Income Fund  Global  Proxy
Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.   Global Proxy Service
Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
      T.  Rowe Price Tax-Efficient Balanced Fund    Global  Proxy
Service Rider
     T. Rowe Price Tax-Efficient Growth Fund Global Proxy Service
Rider
      T.  Rowe  Price Tax-Efficient Multi-Cap Growth Fund  Global
Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.   Global Proxy Service
Rider

                                                       Schedule A
                                                      Page 3 of 3

                                      APPLICABLE RIDERS TO
CUSTOMER                              GLOBAL CUSTODY AGREEMENT


II.   ACCOUNTS  SUBJECT  TO  ERISA         The  ERISA  Rider   is
applicable to all
                                       Customers under Section II
of this
                                      Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust    Global Proxy Service Rider
     Foreign Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust - B      Global Proxy Service Rider
     India Trust                      Global Proxy Service Rider
     International Small-Cap Trust    Global Proxy Service Rider
     Japan Discovery Trust            Global Proxy Service Rider
     Taiwan Trust                     Global Proxy Service Rider



07-01AmdAgrCus.doc